                                                                     Exhibit 4.2


     REGISTRATION RIGHTS AGREEMENT, dated as of April 4, 1997 ("Agreement"),
                                                                ---------
among ARCH MINERAL CORPORATION, a Delaware corporation (the "Company"), ASHLAND
                                                             -------
 INC., a Kentucky corporation ("AI"), CARBOEX INTERNATIONAL, LTD., a Bahamian
                                --
corporation, ("Carboex"), the entities listed on Schedule I hereto
               -------
(individually, a "Hunt Entity," and collectively, the "Hunt Entities"), and the
                  -----------                          ---- --------
entities listed on Schedule II hereto (individually, a "Hunt Piggybacker", and
                                                        ----------------
collectively, the "Hunt Piggybackers", (AI, Carboex, each Hunt Entity and each
                   ---- ------------
Hunt Piggybacker being hereafter referred to as a "Shareholder" and AI, Carboex,
                                                   -----------
the Hunt Entities and the Hunt Piggybackers being hereafter referred to collectively as the "Shareholders").
                     ------------

     WHEREAS, AI, Carboex, the Hunt Entities and the Hunt Piggybackers each will own shares of the Company's Common Stock, par value $.01 ("Company Common
                                                           --------------
Stock") as of the Effective Date; and

     WHEREAS, on the Effective Date, the Shareholders (other than the Hunt Piggybackers) will be subject to restrictions on the disposition of shares of Company Common Stock under the Securities Act (as hereafter defined); and

     WHEREAS, the Company has determined that it would be in its best interests and in the best interest of its public stockholders to provide AI, Carboex and the Hunt Entities with the means to effect the public sale of registered shares of the Company Common Stock on the terms and subject to the conditions provided herein in order to increase the number of shares of Company Common Stock freely tradeable on the public market, the number of holders thereof, thereby the market liquidity of the Company Common Stock; and

     WHEREAS, the Company has determined that it would be in its best interests and the best interest of the public stockholders to provide each of the Hunt Piggybackers registration rights in underwritten offerings with the other Shareholders;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree effective as of the Effective Date as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

     SECTION 1.01.  Certain Defined Terms. As used in this Agreement, the
                    ---------------------
following capitalized terms shall have the following respective meanings:

     "Affiliate" shall mean, with respect to any specified Person, any other
      ---------
Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

     "Effective Date" shall mean the date the business combination between
      --------------
Ashland Coal, Inc. ("Ashland Coal") and the Company described in that certain Agreement and Plan of Merger dated as of April 4, 1997, among the Company, Ashland Coal, and AMC Merger Corporation becomes effective and the conversion of Ashland Coal securities to Company Common Stock pursuant thereto has occurred.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "Holder" shall mean (i) each Shareholder or any Affiliate of such
      ------
Shareholder to whom all the Registrable Securities owned by and all unexercised rights under this Agreement then held by such Shareholder have been transferred or assigned; provided that any such Affiliate shall only accede to the
             --------
registration rights of the transferring or assigning Shareholder hereunder which have not been exercised by such Shareholder on or prior to the date of such assignment or transfer, or (ii) any transferee or assignee to whom all the Registrable Securities owned by and all unexercised rights under this Agreement held by such Shareholder at the time of the transfer or assignment (the "Transfer Date") are transferred or assigned (any such Affiliate and other
--------------
transferees and assignees referred to in (i) and (ii) being hereafter referred to as a "Permitted Transferee"), provided that such Permitted Transferee shall
         --------------------    --------
only accede to the registration rights of the transferor hereunder which have not been exercised by such transferor on or prior to the Transfer Date, provided
                                                                        --------
further that the registration rights, if any, obtained by such Permitted
-------
Transferee shall be subject to termination pursuant to this Agreement, including, without limitation and as applicable, Sections 2.02, 3.02 and 10.02. "Holder" shall not include any Shareholder who has
 ------
exercised all its registration rights hereunder, a Permitted Transferee who has exercised all its registration rights hereunder, or a Permitted Transferee who never obtained any registration rights hereunder.

     "Hunt Group" shall mean one or more of the Hunt Entities and their
      ----------
Permitted Transferees owning, at the time of determination, more than 50% of all the Registrable Shares then held by all the Hunt Entities and all Permitted Transferees of the Hunt Entities.

     "Market Value" shall mean as of any day the closing price of the Company
      ------------
Common Stock on the NYSE (or if such day shall not be a day when Company Common Stock is eligible for trading the last day when a closing price was reported).

     "Person" shall mean any individual, partnership, joint venture,
      ------
corporation, trust, unincorporated organization or government or any department or agency thereof.

     "Prospectus" means the prospectus included in any Registration Statement,
      ----------
as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments or supplements to the Prospectus, including post-effective amendments, and all material incorporated, or deemed to be incorporated, by reference in such Prospectus.

     "Registrable Securities" shall mean any Company Common Stock held by the
      ----------------------
Shareholders on the Effective Date or securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and Section 2.03, such securities have not been withdrawn from registration under Section 5.04, and:

     (A) the Selling Holder of such securities shall have disposed of such securities in accordance with the plan of distribution set forth in such Registration Statement; or

     (B) after 10 days in the case of an underwritten offering or 120 days in the case of an offering on a delayed or continuous basis, the Selling Holder of such securities has sold fewer than 40% of the securities so registered by such Selling Holder for any reason (other than the occurrence of a contingency described in Section 2.03(i) or (ii) or withdrawal of securities under Section 5.04), provided in such case
                                                        --------
          only the Registrable Securities disposed of plus the number of Registrable Securities equal to the difference between the securities sold by such Selling Holder pursuant to such Registration Statement and 40% of the amount of Registrable Securities originally registered on such Registration Statement by such Selling Holder shall cease to be Registrable Securities,

(ii) such securities shall have been sold to the public pursuant to any statutory or regulatory exemption from registration under the

Securities Act or when the number of shares of Registrable Securities sought to be registered by any Holder (other than by a Hunt Piggybacker) pursuant to this Agreement shall be equal to or less than the number of Registrable Securities eligible for resale by such Holder pursuant to any statutory or regulatory exemption from registration under the Securities Act during the six months next following the date the subject registration is first sought by any Holder (assuming the average weekly trading volume for purposes of any such exemption shall be the same as the average weekly trading volume in the four weeks most recently completed prior to such date), (iii) such securities shall have been otherwise transferred to a Permitted Transferee, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not be subject to registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) such securities shall have ceased to be outstanding.

     "Registration Expenses" means any and all out-of-pocket expenses  of the
      ---------------------
Company incurred at the request of or with the concurrence of the Company incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdiction as the managing underwriters or Holders of the Registrable Securities being registered may indicate), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 5.01(o), (v) the fees and disbursements of outside counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) any fees and disbursements of underwriters customarily paid by the issuer or seller of securities, and (vii) the reasonable fees and expenses of any special experts retained in connection with the Registration Statement.

     "Registration Statement" means any registration statement under the
      ----------------------
Securities Act which covers any Registrable Securities filed by the Company pursuant to the provisions of this Agreement or otherwise, including the Prospectus contained therein, any amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated, or deemed to be incorporated, by reference in such Registration Statement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "SEC" shall mean the Securities and Exchange Commission or any other
      ---
federal agency at the time administering the Securities Act or the Exchange Act.

     "Selling Holder" shall mean any Holder of Registrable Securities being
      --------------
registered pursuant to this Agreement in connection with a Registration Statement, including any Holder participating in a Hunt Group.

                                   ARTICLE II

                              DEMAND REGISTRATION
                              -------------------

     SECTION 2.01. Demands for Registration. (a) To exercise its demand
                   ------------------------
registration rights under Section 2.02, a Holder or, in the case of the exercise of rights hereunder by any Holder that is a Hunt Entity or a Permitted Transferee of a Hunt Entity, the Hunt Group, shall give written notice (a "Demand") requesting that the Company effect the registration under the
-------
Securities Act of all or part of the Registrable Securities held by it in an amount not less than the greater of $10,000,000 in Market Value of the Registrable Securities as of the day of the request or 2% of the total issued and outstanding shares of Common Stock on such date (a "Demand Registration"),
                                                        -------------------
which demand shall specify the amount of Registrable Securities to be registered, the computation of shares eligible for exempt public resale pursuant to subsection (ii) of the Registrable Securities definition in Section 1.01 and intended method or methods of disposition of such Registrable Securities, which disposition shall be for cash and may be by means of either an underwritten offering or, after the Company is eligible to use an abbreviated Registration Statement on Form S-3 or any successor Form, offering on a delayed or continuous basis pursuant to or in reliance on Rule 415 of the Securities Act, as amended from time to time after the execution date of this Agreement or any similar or successor provision under the Securities Act. Upon receipt of such Demand, the Company will use its best efforts to effect the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such Demand, provided that:

     (i) if the Company shall have previously effected a registration with respect to Registrable Securities pursuant to this Article II or
          Article III, the Company shall not be required to commence using its best efforts to effect a registration pursuant to this Article II until a period of 30 days shall have elapsed from the termination of the most recent such previous registration;

     (ii) if, in the reasonable judgment of the Company, a registration at the time and on the terms requested would adversely affect any securities offering by the Company or merger, acquisition, disposition or other material transaction involving the Company or any subsidiary of the Company that had been formally proposed by the Company prior to the Company's receipt of the Demand, the

          Company shall not be required to commence using its best efforts to effect a registration pursuant to this Section 2.01 until the later of
          (A) 10 days after the completion or abandonment of such securities offering and related distribution or merger, acquisition, disposition or other material transaction involving the Company or any subsidiary of the Company and (B) the termination of any "black out", hold-out or lock-up period or the like, if any, required by any underwriters in connection with such securities offering or merger, acquisition, disposition or other material transaction involving the Company or any subsidiary of the Company; provided, however, that such delay shall
                                     -----------------
          not exceed 120 days; and provided further that the Holder seeking
                               --------------------
          registration will not unreasonably withhold its consent to a request by the Company to extend such period; and provided further
                                                        --------------------
          that the Company may not invoke against any Holder the suspension of commencement of best efforts to effect a Demand Registration provided for in this subparagraph (ii) by reason of a securities offering more than two times in any 12-month period; and

     (iii)if, while a Demand is pending pursuant to this Article   II, the
          Company determines in its reasonable judgment that the filing of a Registration Statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential or that the Company would be unable to comply with SEC requirements, the Company shall not be required to commence using its best efforts to effect a registration pursuant to this Article II until the earlier of (A) 10 days after the date upon which such material information is disclosed to the public or ceases to be material or (B) 120 days after the Company makes such good faith determination; provided, however, that the Holder requesting
                         -----------------
          registration will not unreasonably withhold its consent to a request by the Company to extend such period.

Within 10 days after receipt of a Demand for which a registration will be effected, the Company shall serve written notice (the "Notice") of such Demand
                                                       ------
to all other Holders entitled to participate therein and shall, subject to the provisions of Section 2.02 hereof, as expeditiously as possible use its best efforts to effect the registration under the Securities Act of all Registrable Securities (A) which the Company has been so requested to register by the initiating Holder or Holders referred to in the preceding sentence and (B) all other Registrable Securities with respect to which the Company received written request by another Holder or Holders for inclusion therein within 15 days after Notice to the applicable Holder or Holders, the registration by such other Holder or Holders being considered "Demand Piggybacking" and each such Holder being deemed a "Demand Piggybacker". A Demand Piggybacker's method of disposition shall be the same method specified by the initiating Holder of the Demand. In the event any Holder who has received the Company's Notice elects not to participate as a Demand Piggybacker in an underwritten offering, such Holder may not exercise its Demand Registration rights until the underwritten offering described in the Notice is completed.

     (b) Except where suspension of effectiveness is required when making an amendment to a Registration Statement, the Company agrees to use its best efforts to keep such Demand Registration continuously effective for the lesser of 120 days following the date on which such Registration Statement pursuant to a Demand Registration is declared effective (plus the number of days of any discontinuance described in Section 5.03) or the period ending on the completion of the distribution.

     SECTION 2.02.  Number of Demand Registrations, Duration of Right. (a)
                    -------------------------------------------------
Holders are entitled to Demand Registration as follows:

    (i)  Carboex and its Permitted Transferees together shall be entitled to one
         (1) Demand Registration which subsequently becomes effective under the Securities Act and Section 2.03;

    (ii) the Hunt Entities and Permitted Transferees of the Hunt Entities together and only when acting as a Hunt Group shall be entitled to two Demand Registrations, each of which subsequently becomes effective under the Securities Act and Section 2.03 (it being understood and acknowledged by each Hunt Entity that two Demand Registrations by any Hunt Group, however comprised, shall constitute the sole entitlement of the Hunt Entities and their Permitted Transferees to Demand Registration, notwithstanding that any particular Hunt Entity or any particular Permitted Transferee of a Hunt Entity has not participated in a Hunt Group of Selling Holders); and

   (iii) AI and its Permitted Transferees shall be entitled to three Demand Registrations, each of which subsequently becomes effective under the Securities Act and Section 2.03;

provided, however, that any Demand Registration right obtained by a Permitted
-----------------
Transferee, may only be exercised not later than five (5) years after the Transfer Date; and provided further, that the right to effect a Demand
               --------------------
Registration or incidental registration after withdrawal of the securities under
Section 5.04 shall be governed by that section. Carboex and its Permitted Transferees together shall be entitled to one (1) piggyback registration upon each Demand Registration pursuant to Section 2.01; the Hunt Entities and Permitted Transferees of a Hunt Entity together and only when acting as a Hunt Group shall be entitled to one (1) piggyback registration upon each Demand Registration pursuant to Section 2.01 (it being understood and acknowledged by each Hunt Entity that one piggyback registration by any Hunt Group, however comprised, shall constitute the sole entitlement of the Hunt Entities and their Permitted Transferees to piggyback registration with respect to any Demand Registration, notwithstanding that any particular Hunt Entity or any particular Permitted Transferee of a Hunt Entity has not participated in a Hunt Group of Selling

Holders); and AI and its Permitted Transferees together shall be entitled to one
(1) piggyback registration upon each Demand Registration pursuant to Section 2.01; provided, however, that a piggyback registration upon a Demand
      -----------------
Registration pursuant to Section 2.01 obtained by a Permitted Transferee, if any, may only be exercised not later than five (5) years after the Transfer Date.

     (b) The registration within the meaning of Section 2.03 of Registrable Securities by a Holder for sale alone or together with another Holder, shall constitute the use of each such Holder's Demand Registration unless such registration is a Demand Piggybacking.

     (c) The Registrable Shares of the Hunt Piggybackers and Permitted Transferees of the Hunt Piggybackers shall not be considered when determining whether the Hunt Entities are acting as a Hunt Group under this Section, it being understood that a Hunt Piggybacker or any group of Hunt Piggybackers (except a Hunt Piggybacker that is a Permitted Transferee of a Hunt Entity acting in a Hunt Group, Carboex or AI) or their respective Permitted Transferees (other than a Permitted Transferee of a Hunt Piggybacker who is a Hunt Entity, Carboex or AI) shall not have any right to a Demand Registration, or to piggyback on a Demand Registration except pursuant to Section 2.04.

     SECTION 2.03.  Effective Registration Statement.  A registration requested
                    --------------------------------
pursuant to this Article II and pursuant to Article III shall be deemed to have been effected when it has been declared effective by the SEC; provided, however,
                                                              -----------------
such registration
statement shall be deemed not to have been effected with respect to any Registrable Securities not already sold if (i) within 90 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or any other governmental agency or court (unless such stop order, injunction, or other order or requirement arises as a result of an act or omission of a Selling Holder or the Selling Holders of Registrable Securities, in which case it shall be deemed to have been effected), or (ii) (A) in an underwritten Article II or Article III registration, there has occurred any material adverse change in the financial markets which has been invoked by the underwriters to terminate the underwriting agreement with respect to the Registrable Securities under a "market out" or other similar condition to the underwriters' obligation to close under such underwriting agreement, or (B) in an Article II or Article III registration which is not an underwritten offering, there has occurred, in the opinion of the selling broker acting for the Selling Holders under the Registration Statement, which selling broker shall have been previously approved by the Company, any material adverse change in the financial markets within 90 days of the effective date of the offering under the Securities Act which makes impracticable the sale of the Registrable Securities.

     SECTION 2.04.  Rights of the Hunt Piggybackers, the Company or
                    -----------------------------------------------
Securityholders to Piggyback on Demand Registrations.  Subject to the priority
----------------------------------------------------
provisions of Section 2.05, the Hunt Piggybackers and their Permitted Transferees shall have the right to include their Registrable Securities, and the Company and any of its other securityholders (other than Holders of Registrable Securities in such capacity), shall have the right to include shares of Company Common Stock or any other Company securities that are of the same class or type as any Registrable Securities, in any Demand Registration pursuant to this Article II. The Hunt Piggybackers, the Company's, and such securityholder's method of disposition shall be the same method specified by the initiating Holder or, in the case of the exercise of rights hereunder by any Holder that is a Hunt Entity, by a representative of the Hunt Group with whom the Holder is participating, in the Demand. The right of the Hunt Piggybackers and any other securityholder of the Company to registration in connection with a Demand Registration under this Section 2.04 shall terminate at such time as the registration rights of AI, Carboex and each Hunt Entity under this Article II shall terminate (including by agreement of AI, Carboex and the Hunt Entities).

     SECTION 2.05. Priority in Demand Registrations. In a Registration Statement
                   --------------------------------
pursuant to Article II initiated by any Holder or Holders other than a Hunt Group, if the managing underwriters of an underwritten offering or the selling broker in an offering on a delayed or continuous basis inform the Holders that the total number of Registrable Securities which the Holders intend to include in such offering is such as to materially and adversely affect the success of such offering, then such offering shall include (i) first, 100% of the Registrable Securities the initiating Holder or Holders propose to sell, (ii) second, the number of Registrable Securities requested by a Demand Piggybacker or Demand Piggybackers to be included in such registration which, in the good faith judgment of such managing underwriter or underwriters or selling broker, as the case may be, can be sold and not materially and adversely affect the success of the offering, allocated pro rata among all requesting Demand Piggybackers on the basis of the relative number of Registrable Securities sought to be registered by each such Demand Piggybacker, and (iii)

     (a) in the case of an underwritten offering only, third, the number of Registrable Securities requested by a Hunt Piggybacker or Hunt Piggybackers to be included in such registration which, in the good faith judgment of such managing underwriter or underwriters can be sold and not materially and adversely affect the success of the offering, allocated pro rata among all requesting Hunt Piggybackers on the basis of the relative number of Registrable Securities sought to be registered by each such Hunt Piggybacker; and fourth, the number of securities of the Company or its securityholders (other than the Shareholders) allocated among them pursuant to any allocation method agreed among them; or

     (b) in the case of a nonunderwritten offering only, third, the number of Registrable Securities requested by a Hunt Piggybacker and the number of securities of the Company or its securityholders (other than the Shareholders) allocated among them pursuant to any allocation method agreed among them with respect to all shares sought to be registered by them.

     In a Registration Statement pursuant to Article II initiated by a Hunt Group that is not an underwritten offering, if the selling broker in an offering on a delayed or continuous basis informs the Holders that the total number of Registrable Securities which the Holders intend to include in such offering is such as to materially and adversely affect the success of such offering, then such offering shall include (i) first, 100% of the Registrable Securities the initiating Hunt Group proposes to sell, (ii) second, the number of Registrable Securities requested by any Demand Piggybackers to be included in such registration which, in the good faith judgment of such managing underwriter or underwriters or selling broker, as the case may be, can be sold and not materially and adversely affect the success of the offering, allocated pro rata among all requesting Demand Piggybackers on the basis of the relative number of Registrable Securities sought to be registered by each such Demand Piggybacker, and (iii) third, securities of the Company or securityholders (other than the Demand Piggybackers), including the Registrable Securities of the Hunt Piggybackers, pursuant to any allocation method agreed among them with respect to all shares sought to be registered by the Company or such other securityholders and any Hunt Piggybackers.

     In a Registration Statement pursuant to Article II initiated by a Hunt Group that is an underwritten offering, if the managing underwriter informs the Holders that the total number of

Registrable Securities which the Holders intend to include in such offering is such as to materially and adversely affect the success of such offering, then such offering shall include (i) first, 100% of the Registrable Securities of the initiating Hunt Group proposes to sell, (ii) second, the number of Registrable Securities requested by any Demand Piggybackers and any Hunt Piggybackers to be included in such registration which, in the good faith judgment of such managing underwriter or underwriters can be sold and not materially and adversely affect the success of the offering, allocated pro rata among all requesting Demand Piggybackers and Hunt Piggybackers on the basis of the relative number of Registrable Securities sought to be registered by each such Demand Piggybacker and Hunt Piggybacker and (iii) third, the number of securities of the Company or its securityholders (other than the Shareholders) allocated among them pursuant to any allocation method agreed among them.

                                  ARTICLE III

                            INCIDENTAL REGISTRATION
                            -----------------------

     SECTION 3.01. Right to Include Registrable Securities. If, during the
                   ---------------------------------------
period commencing on and after the Effective Date, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company, or by any other Person having the right to require the Company to file such registration statement, of Company Common Stock (other than a registration statement on Form S-4 or S-8 or an S-3 used for a dividend reinvestment plan, or any successor forms), then in the case of an underwritten offering, the Company shall give written notice of each such proposed filing to the Holders and, in the case of a nonunderwritten offering, the Company shall give written notice of each such proposed filing to the Holders other than the Hunt Piggybackers, in each case at least 20 days before the anticipated filing date, and such notice shall offer such participating Holders or, in the case of the exercise of rights hereunder by any Holder that is a Hunt Entity, a Hunt Group, the opportunity to register such number of Registrable Securities as each such Holder or, in the case of the exercise of rights hereunder by any Holder that is a Hunt Entity, a representative of the Hunt Group with whom the Holder is participating, may request using the method of disposition proposed by the Company. Upon the written request of any participating Holder or, in the case of the exercise of rights hereunder by any Holder that is a Hunt Entity, a representative of the Hunt Group with whom the Holder is participating (such participating Holder and any other Person with registration rights exercisable with respect to the subject registration being deemed "Incidental Piggybackers"), made within 15 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be sold), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register. Subject to the managing underwriter's or selling broker's, as the case may be, Section 3.03 good faith judgment regarding the number of Registrable Securities to be registered, the Company shall use its best efforts to cause the managing underwriters of any proposed underwritten offering or the selling broker in any proposed offering on a delayed or continuous offering, to include such Registrable Securities requested by Holders of its Registrable Securities pursuant to this Section in such offering on the same terms and conditions as any similar securities of the Company or other Person included therein.

    SECTION 3.02. Number of Incidental Registrations, Duration of Right.
                  -----------------------------------------------------
Carboex and its Permitted Transferees together shall be entitled to two (2) incidental registrations pursuant to this Article III which subsequently become effective under the Securities Act and Section 2.03; the Hunt Entities and Permitted Transferees of the Hunt Entities together and only when acting in a Hunt Group shall be entitled to two (2) incidental registrations pursuant to this Article III which subsequently become effective under the Securities Act and Section 2.03 (it being understood and acknowledged by each Hunt Entity that two incidental registrations by any Hunt Group, however comprised, shall constitute the sole entitlement of the Hunt Entities and their Permitted Transferees to incidental registration, notwithstanding that any particular Hunt Entity or any particular Permitted Transferee of a Hunt Entity has not participated in a Hunt Group of Selling Holders); AI and its Permitted Transferees together shall be entitled to two (2) incidental registrations pursuant to this Article III which subsequently become effective under the Securities Act and Section 2.03; and, in the case of underwritten offerings only and until such time as the registration rights of AI, Carboex and each Hunt Entity under this Article III shall terminate (including by agreement of AI, Carboex, and the Hunt Entities), each Hunt Piggybacker and its Permitted Transferee together shall be entitled to two (2) incidental registrations pursuant to this Article III which subsequently become effective under the Securities Act and Section 2.03, provided, however, that an incidental registration right obtained by a
      -----------------
Permitted Transferee, if any, may only be exercised not later than 10 years after the Transfer Date.

    SECTION 3.03. Priority in Incidental Registration. If the managing
                  -----------------------------------
underwriters of an underwritten offering or the selling broker in an offering on a delayed or continuous basis inform the Incidental Piggybacker or Incidental Piggybackers that the total number of Registrable Securities or other securities which the Incidental Piggybacker or Incidental Piggybackers intend to include in such offering is such as to materially and adversely affect the success of such offering, then such offering shall include (i) first, 100% of the securities the Company or other Person initiating such registration proposes to sell, (ii) second, the number of Registrable Securities or other securities requested by AI, Carboex or the Hunt Group to be included in such registration which, in the good faith judgment of such managing underwriter or underwriters or selling broker, as the case may be, can be sold and not materially and adversely affect the success of the offering, allocated pro rata among AI, Carboex or the Hunt Group on the basis of the relative number of Registrable Securities or other securities then sought to be registered by each of AI, Carboex and the Hunt Group, and (iii) third, in the case of an underwritten offering only, the number of Registrable Securities or other Securities requested by Hunt Piggybacker or Hunt Piggybackers to be included in such registration which, in the good faith judgment of the managing underwriter or underwriters, can be sold and not materially and adversely affect the success of the offering, allocated pro rata among all requesting Hunt Piggybackers on the basis of the relative number of Registrable Securities or other Securities then sought to be registered by each such Hunt Piggybacker.

                                   ARTICLE IV

                      HOLD-BACK AND COMPLIANCE AGREEMENTS
                      -----------------------------------

    SECTION 4.01. Restriction on Sales by Holders. Each Holder agrees not to
                  -------------------------------
effect any public sale or distribution of Registrable Securities, including a public sale or distribution pursuant to any statutory or regulatory exemption from registration under the Securities Act, (i) if prohibited by applicable law, or otherwise (ii) during the 14 days prior to, and during the 90 day period beginning on, the effective date of any Registration Statement made effective pursuant to Article II or III hereof (except as part of such Registration Statement), in the case of (ii), if and to the extent requested by the Company in the case of a non-underwritten public offering in which the Company has registered securities other than Registrable Securities or if and to the extent requested by the Company or the managing underwriters in the case of an underwritten public offering.

    SECTION 4.02. Restriction on Sales by the Company or Others. The Company
                  ---------------------------------------------
agrees (i) not to effect any public sale or distribution of any securities similar to the Registrable Securities (other than similar securities registered on Form S-4 or S-8 or an S-3 used for a dividend reinvestment plan, or any successor form) or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90 day period beginning on, the effective date of any Registration Statement made effective pursuant to Article II hereof.

    SECTION 4.03.  Restriction on Purchases by the Holders.  Each of the
                   ---------------------------------------
Selling Holders agrees that it will observe the provisions of SEC Regulation M, including Rule 102 therein, regulating the timing of purchases of Company Common Stock by Selling Holders and their "affiliated purchasers" (within the meaning of SEC Regulation M) during any "distribution" (within the meaning of SEC Regulation M) of Company Common Stock pursuant to this Agreement.

                                   ARTICLE V

                            REGISTRATION PROCEDURES
                            -----------------------

    SECTION 5.01. In connection with the Company's Demand Registration obligations pursuant to Article II hereof and in each case subject to the limitations upon such obligations set forth in this Agreement, the Company shall use its best efforts to effect such registrations to permit the sale of such Registrable

Securities in accordance with the intended method or methods of disposition thereof permitted by this Agreement, and, pursuant thereto, the Company shall as expeditiously as possible:

    (a)  prepare and file with the SEC, within the time period specified in
         Article II, the Registration Statement relating to the Demand Registration on any appropriate form under the Securities Act, which form shall be available for the disposition of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, which disposition shall be for cash, and use its best efforts to cause such Registration Statement to become effective; provided, however, that before filing a
                              -----------------
         Registration Statement or Prospectus or any amendments or supplements thereto, except for documents incorporated, or deemed to be incorporated, by reference after the initial filing of any Registration Statement, the Company shall furnish to the Selling Holders and to counsel designated by such Selling Holders (or, in the case of any registration by a Hunt Group, to a Hunt Entity and counsel designated by the Hunt Group) copies of all such documents proposed to be filed, which documents shall be subject to the review of such Selling Holders and their counsel (or, in the case of any registration by a Hunt Group, to a Hunt Entity and counsel designated by the Hunt Group), and the Company shall not file any Registration Statement, or amendment thereto or any Prospectus or any supplement thereto (except for documents incorporated, or deemed to be incorporated, by reference) to which the Selling Holders or the underwriters, if any, shall reasonably object in the light of the requirements of the Securities Act and any other applicable laws and regulations;

    (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or Prospectus;

    (c) notify counsel for the Selling Holders (or, in the case of any registration by a Hunt Group, to a Hunt Entity and counsel designated by the Hunt Group) and the managing underwriters and selling broker, if any, and (if requested by any such Person) confirm such advice in writing, (1) when a Prospectus or any Prospectus supplement or amendment to a Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment to a Registration Statement, when the same has become effective, (2) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information or any receipt of SEC comments, (3) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for any such purpose,
         (4) if at any time the representations and warranties of the Company made as contemplated by Section 5.01(1) cease to be true and correct,
         (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, (6) of the happening of any event which requires the making of any changes in a Registration Statement or related Prospectus so that such documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (7) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

    (d) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus and, if any such order is issued, to obtain the withdrawal of any such order;

    (e) if reasonably requested by the managing underwriters, selling broker or any Selling Holder (or, in the case of any registration by a Hunt Group, by a Hunt Entity designated by the Hunt Group) in connection with an offering: (i) incorporate in a Prospectus supplement or post-effective amendment such information as the requesting persons agree should be included therein, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement;

    (f) furnish to each Selling Holder (or, in the case of any registration by a Hunt Group, to a Hunt Entity designated by the Hunt Group) and each managing underwriter or selling broker, as the case may be, without charge, at least one copy of the executed Registration Statement or Statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

    (g) deliver to each Selling Holder and to such counsel as designated by the Selling Holder (or, in the case of any registration by a Hunt Group, to a Hunt Entity and counsel designated by the Hunt Group), and to the underwriters or selling broker, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request, such delivery to evidence the Company's consent to the use of such Prospectus or any amendment or supplement thereto by each of the Selling Holders (or, in the case of any registration by a Hunt Group, by a Hunt Entity and Counsel designated by the Hunt Group) and the underwriters or selling broker, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

    (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Selling Holders (or, in the case of any registration by a Hunt Group, with a Hunt Entity and Counsel designated by the Hunt Group), the underwriters or selling broker, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Selling Holder (or, in the case of any registration by a Hunt Group, as a Hunt Entity and Counsel designated by the Hunt Group) or underwriter or selling broker reasonably requests in writing; keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

    (i) cooperate with the Selling Holders (or, in the case of any registration by a Hunt Group, with a Hunt Entity designated by the Hunt Group) and the managing underwriters or selling broker, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters or selling broker or such Selling Holders (or, in the case of any registration by a Hunt Group, with a Hunt Entity designated by the Hunt Group) may reasonably request;

    (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters or selling broker, if any, to consummate the disposition of such Registrable Securities;

    (k) upon the occurrence of any event contemplated by Section 5.01(c)(6), prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

    (l) enter into customary agreements (including an underwriting agreement) and take all such other actions in connection therewith reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and in such connection the Company shall deliver such documents and certificates as may be reasonably requested by the managing underwriters or selling broker, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

    (m) subject to customary confidentiality restrictions and applicable law, make available for inspection by a representative of the Selling Holders (or, in the case of any registration by a Hunt Group, of the Hunt Entity designated by the Hunt Group), any underwriter or the selling broker participating in any disposition, and any attorney, accountant or other agent retained by such Selling Holders (or, in the case of any registration by a Hunt Group, by the Hunt Entity designated by the Hunt Group) or underwriter, all financial and other records, pertinent corporate documents and properties of the Company reasonably and customarily subject to a due diligence review, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or other agent in connection with such Demand Registration;

    (n) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and, if required by the underwriters or applicable law, make generally available to its securityholders earnings statements satisfying the provisions of Section ll(a) of the Securities Act and the rules and regulations thereunder, no later than 90 days after the end of the 12-month periods (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering and (2) beginning with the first day of the Company's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a Registration Statement, which statements shall cover said 12-month periods; and

    (o) use its best efforts to list such Registrable Securities on any national securities exchange on which Company Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such Registration Statement.

    SECTION 5.02. Information from Selling Holders. The Company may require
                  --------------------------------
each Selling Holder as to any Registration Statement being effected to furnish to the Company such information regarding such Selling Holder and the distribution of such securities as the Company may from time to time reasonably request in writing. Without limiting the generality of the foregoing, the Selling Holders shall furnish to the Company, or cause any underwriter or selling broker selected by the Selling Holders to furnish to the Company, such written representations as to the number of Registrable Securities held, offered or sold by them from time to time pursuant to the Registration Statement and such other information as the Company or its transfer agent may reasonably require to monitor sales pursuant to the Registration Statement and effect timely settlements of the sales.

    SECTION 5.03. Discontinuance of Dispositions. Each of the Selling Holders
                  ------------------------------
agrees that, upon receipt of any notice from the Company or otherwise of the happening of any event of the kind described in Section 5.01(c)(2), (3), (5),
(6) or (7) hereof, such Selling Holder shall forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5.01(k) hereof, or until it (or in the case of any registration by a Hunt Group, the Hunt Entity designated by the Hunt Group) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus, and, if so directed by the Company, such Selling Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the 120 day time period mentioned in Section
2.01 shall be extended by the number of days during the time period from and including the date of the giving of such notice pursuant to Section 5.01(c) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5.01(k) hereof.

    SECTION 5.04. Sharing of Registration Expenses. If the Company, in the
                  --------------------------------
exercise of its reasonable judgment, objects to any change requested by a Selling Holder or the Selling Holders or the underwriters, if any, to any Registration Statement or Prospectus or any amendments or supplements thereto (except documents incorporated, to be incorporated, or deemed to be incorporated therein by reference) as provided for in this Article V, the Company shall not be obligated to make any such change and the objecting Selling Holder or objecting Selling Holders, as the case may be, may withdraw their Registrable Securities from such registration. In such event and provided that such Selling Holder or Selling Holders acted reasonably and in good faith in requesting such change and in withdrawing the Registrable Securities so withdrawn from such registration, (i) (A) if the withdrawal shall occur prior to effectiveness or within 90 days after the effective date of the Registration Statement under the Securities Act, the Company and the objecting Selling Holder or objecting Selling Holders (pro rata based on the number of shares withdrawn) shall share equally all Registration Expenses (including the Company's counsel fees and expenses) not otherwise payable by any nonobjecting Selling Holders under
Section 9.01 incurred in connection with such registration statement or amendment thereto or prospectus or supplement thereto, and (B) such registration shall not constitute a Demand Registration or an incidental registration in accordance with Section 2.03, (ii) (A) if the withdrawal shall occur more than 90 days after the effective date of the Registration Statement under the Securities Act, the objecting Selling Holder or objecting Selling Holders (pro rata based on the number of shares withdrawn), as the case may be, shall pay all Registration Expenses (including the Company's counsel fees and expenses) not otherwise payable by any nonobjecting Selling Holder under Section 9.01 incurred in connection with such Registration Statement or amendment thereto or prospectus or supplement thereto, and (B) such registration shall constitute a Demand Registration or incidental registration hereunder by the objecting Selling Holder or each of the objecting Selling Holders.

                                  ARTICLE VI

                                INDEMNIFICATION
                                ---------------

    SECTION 6.01. Indemnification by the Company. The Company agrees to
                  ------------------------------
indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, each Affiliate of such Holder, and each of their respective officers, directors, employees and agents from and against all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or in any preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities and expenses arise out of or relate to any information furnished in writing to the Company by such Holder expressly for use therein.

    SECTION 6.02. Indemnification by Selling Holders. (a) Each Selling Holder
                  ----------------------------------
agrees, severally but not jointly, to indemnify and hold harmless, to the full extent permitted by law, the Company, each Affiliate of the Company (other than an indemnifying Selling Holder) its directors, its officers who sign any Registration Statement, its other officers, employees and agents and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if such Holder shall have furnished any amendments or supplements thereto) or in any preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or arises from any information or undertaking so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus.

    (b) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided in Section 6.02(a) herein with respect to information~so furnished in writing by such Persons specifically for inclusion in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus.

    SECTION 6.03.  Delivery of Prospectus. The indemnity provisions in Sections
                   ----------------------
6.01 and 6.02 above are subject to the condition that, insofar as they relate to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in a preliminary Prospectus or Prospectus but eliminated or remedied in any amended Prospectus on file with the SEC at the time the registration statement becomes effective or any amended prospectus filed with the SEC pursuant to Rule 424(b) or 424(c) (the "Final Prospectus"), such indemnity provisions shall not inure to the benefit of any Selling Holder if such Selling Holder is not selling Registrable Securities through an underwriter, if the Company has previously delivered copies of such Final Prospectus to an underwriter or Selling Holder and if a copy of the Final Prospectus was not furnished to the Person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

    SECTION 6.04. Conduct of Indemnification Proceedings. Any Person entitled
                  --------------------------------------
to indemnification hereunder (the "indemnified party") shall (i) give prompt
                                   ----------- -----
notice to the Person against whom such indemnity is sought (the "indemnifying
                                                                 ------------
party") of any claim with respect to which such indemnification is sought and
-----
(ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however,
                                                          -----------------
that any indemnified party entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees or expenses,
(b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party or (c) in the reasonable judgment of the indemnified party and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     SECTION 6.05. Contribution. (a) If the indemnification provided for in this
                   ------------
Article VI from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by or omitted to be supplied by, such indemnifying party and indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.04, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.05 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6.05(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII

                                RULE 144 and 145
                                ----------------

     SECTION 7.01. Rule 144 and 145.  The Company shall use its best efforts to
                   ----------------
take such action as any Holder may reasonably request, all to the extent required from time to time during the term of this Agreement, to enable such Holder to lawfully sell Registrable Securities publicly without registration under the Securities Act, including within the limitation of the regulatory exemption provided by (a) Rules 144 and 145 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Each Holder agrees to provide the Company prior written notice and such written information as the Company may reasonably request within 10 days after receipt of such notice, including representations by the Holder in respect of the Holder's holdings, offers and sales of

Company Common Stock and the Holder's compliance with the requirements of any statutory or regulatory exemption from registration, prior to effecting any public offer or sale of Registrable Securities without registration under the Securities Act.

                                  ARTICLE VIII

                     SELECTION OF UNDERWRITERS, COMPLIANCE
                     -------------------------------------

                               WITH REQUIREMENTS
                               -----------------

     SECTION 8.01. In any Demand Registration, the Holder or Holders requesting the demand pursuant to Section 2.01(a) shall have the right to select the investment banker or bankers and managers or selling broker, as the case may be, to administer the offering; provided, however, that such investment bankers and
                            --------  -------
managers or selling broker, as the case may be, must be reasonably satisfactory to the Company and any Demand Piggybacker.

     SECTION 8.02. No Person may participate in any registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

                                   ARTICLE IX

                                    EXPENSES
                                    --------

     SECTION 9.01. Registration Expenses. The Company shall have no obligation
                   ---------------------
for the out-of-pocket expenses of any Selling Holder in connection with any registration undertaken pursuant to this Agreement. Except as provided in Section 5.04 and by the next sentence, all Registration Expenses incurred in connection with each Registration Statement pursuant to Article II of this Agreement shall be paid pro rata by the Selling Holders thereunder on the basis of the number of Shares sought to be registered by each such Selling Holder. Except as provided in Section 5.04, all Registration Expenses incurred in connection with one Registration Statement for each Holder making Demand under Article II, and with each Registration Statement pursuant to Article III, shall be paid by the Company or in the case of an Article III offering involving a securityholder (other than a Selling Holder) initiating the registration, by such securityholder. In addition, a Demand or Incidental Piggybacker shall have no obligation for any Registration Expenses where the Company or a securityholder (other than a Selling Holder) is required to pay such expenses by the foregoing provisions. All underwriting discounts and commissions and transfer taxes, if any, incurred in connection with any offering hereunder shall be paid by the sellers thereunder based upon the ratio of the number of shares of Company Common Stock to the total number of shares of Company Common Stock in the offering.

                                   ARTICLE X

                               GENERAL PROVISIONS
                               ------------------

     SECTION 10.01. No Inconsistent Agreements. The Company shall not, on or
                    --------------------------
after the date of this Agreement, enter into any agreement with respect to its securities which will prohibit or materially hinder the Company's performance hereunder; provided, however, that nothing in this provision shall be deemed to prohibit the Company's grant of or any Person's (other than a Holder's) exercise of registration rights.

     SECTION 10.02. Duration of Registration Rights, Survival of Other
                    --------------------------------------------------
Obligations. In the case of a Holder who is a Shareholder, the registration
-----------
rights provided for in Article II and Article III shall survive as long as the Shareholder shall hold Registrable Securities. In the case of a Permitted Transferee, the registration rights provided for by this Agreement obtained by such Permitted Transferee, if any, shall terminate five years after the Transfer Date, in the case of a registration pursuant to Article II, and ten years after the Transfer Date, in the case of a registration pursuant to Article III.

     SECTION 10.03. Notices, Designation of Hunt Group Representative.  All
                    -------------------------------------------------
notices and other communications given or made pursuant hereto shall be in writing (including telecopier or facsimile or similar writing) and shall be deemed to have been duly given or made as of the date (a) delivered (if delivered personally), (b) mailed by certified mail (postage prepaid, return receipt requested) if mailed, or (c) the date sent by telecopier to the parties at the following addresses or telecopier numbers (or at such other address or telecopier number for a party as shall be specified by like notice, except that notices of changes of address or telecopier numbers shall be effective only upon receipt):

     (a)   if to the Company:
           Arch Mineral Corporation
           Suite 300
           CityPlace One
           St. Louis, Missouri 63141
           Telecopier No.: (314) 994-2734
           Attention: General Counsel

           (After the Effective Time, notices shall be directed to "Arch Coal, Inc." instead of "Arch Mineral Corporation".)

     (b)   if to Ashland Inc.:
           Ashland Inc.
           P.O. Box 391
           Ashland, Kentucky 41114
           Telecopier No.: (606) 329-3823
           Attention: General Counsel

     (c)   if to Carboex:
           Carboex International, Ltd.
           Bolan House
           P.O. Box N-3010
           Nassau, Bahamas
           Telecopier No.: ______________
           Attention: ___________________

     (d)   if to the Hunt Entities or the Hunt Piggybackers:
           Hunt Coal Corporation
           5000 Thanksgiving Tower
           1601 Elm Street
           Dallas, Texas 75201
           Telecopier No.: (214) 922-1060
           Attention: James L. Parker, President

           with additional notice in the case of notice to the Hunt Entities:

           Petro-Hunt Corporation
           3800 Thanksgiving Tower
           1601 Elm Street
           Dallas, Texas 75201
           Telecopier No.: (214) 880-7101
           Attention: Bruce W. Hunt, President

Whenever acting as a Hunt Group as provided for in this Agreement, and without affecting any other requirements of this Agreement other than in respect of the timing and content of notices to and from the Hunt Entities comprising such Hunt Group, the Hunt Entities comprising such Hunt Group shall furnish the Company a written designation of the Hunt Entity and counsel representing such Hunt Group, executed by each Hunt Entity comprising said Hunt Group, which designation shall include a representation by each Hunt Entity in said Hunt Group of such Hunt Entity's holdings of Company Common Stock at the time of designation in order to permit the Company to ascertain that the Hunt Entities so acting in fact comprise a Hunt Group. The designation also shall specify an address for notice to said Hunt Group and its counsel during the period such Hunt Group shall be exercising any rights under this Agreement. Once a designation in proper form is received by the Company, the Company shall be relieved of any obligation under this Agreement to communicate separately with the Hunt Entities comprising such Hunt Group, and the Hunt Entities comprising such Hunt Group shall be relieved of any individual obligations under this Agreement to communicate with the Company, in each case until such time as all Hunt Entities initially comprising such Hunt Group have disposed of their Company Common Stock in the subject offering and/or the subject Registration Statement is no longer effective, including by withdrawal thereof. The written designation described herein shall be delivered with the first notice or communication in respect of such Hunt Group's exercise of rights under this Agreement, it being understood that the Company is under no obligation to act and no time periods for acting specified in this

Agreement shall begin to run unless and until the Company has received a written designation meeting the requirements of this Section. The Hunt Piggybackers acknowledge and agree that notice to Hunt Coal Corporation as provided for above shall be sufficient notice to all of them for all purposes under this Agreement, and each of the Company, AI, Carboex and the Hunt Entities is entitled to rely upon any communication, representation or agreement made by said Hunt Coal Corporation expressly on behalf of any Hunt Piggybacker as being the communication, representation or agreement of such Hunt Piggybacker.

     SECTION 10.04. Headings. The headings contained in this Agreement are for
                    --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 10.05. Severability. If any term or other provision of this
                    ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

     SECTION 10.06. Entire Agreement. This Agreement constitutes the entire
                    ----------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, and except as otherwise expressly provided herein.

     SECTION 10.07. Amendment; Waiver. This Agreement may not be amended or
                    -----------------
modified except by an instrument in writing signed by the Company and each Holder. Waiver of any term or condition of this Agreement shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or waiver of the same term or condition, or a waiver of any other term or condition of this Agreement.

     SECTION 10.08. Successors, Assigns and Transferees. This Agreement shall be
                    -----------------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any Permitted Transferee thereof, subject to the provisions contained herein.

     SECTION 10.09. Governing Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

     SECTION 10.10. Counterparts; Copies in Electronic Medium. This Agreement
                    -----------------------------------------
may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 10.11. Specific Performance. The parties hereto acknowledge and
                    --------------------
agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

     IN WITNESS WHEREOF, the Company and the Shareholders have caused this Agreement to be executed as of the date first written above in their individual capacities or by their respective representatives thereunto duly authorized, as applicable.

                                       ARCH MINERAL CORPORATION

                                       By:  /s/ Jeffry N. Quinn
                                            Name:  Jeffry N. Quinn
                                            Title: Senior Vice President

                                       ASHLAND INC.

                                       By:  /s/ Thomas L. Feazell
                                            Name: Thomas L. Feazell
                                            Title:  Senior Vice President,
                                            General Counsel and Secretary

                                       CARBOEX INTERNATIONAL, LTD.

                                       By:  /s/ Juan A. Ferrando
                                            Name: Juan A. Ferrando
                                            Title: Director

                                       PETRO HUNT CORPORATION

                                       By:  /s/ Bruce W. Hunt
                                            Bruce W. Hunt, President

                                       LYDA HUNT-MARGARET TRUST -
                                       AL G. HILL, JR.

                                       By:
                                            ---------------------------
                                            Margaret Hunt Hill, Trustee

                                       By:  /s/ Tom Hunt, Trustee
                                            Tom Hunt, Trustee

                                       By:  /s/ James L. Parker, Trustee
                                            James L. Parker, Trustee


                                       LYDA HUNT-MARGARET TRUST -
                                       ALINDA HUNT HILL

                                       By:
                                            ---------------------------
                                            Margaret Hunt Hill, Trustee

                                       By:  /s/ Tom Hunt, Trustee
                                            Tom Hunt, Trustee

                                       By:  /s/ James L. Parker, Trustee
                                            James L. Parker, Trustee


                                       LYDA HUNT-MARGARET TRUST -
                                       LYDA HILL

                                       By:
                                            ---------------------------
                                            Margaret Hunt Hill, Trustee

                                       By:  /s/ Tom Hunt, Trustee
                                            Tom Hunt, Trustee

                                       By:  /s/ James L. Parker, Trustee
                                            James L. Parker, Trustee

                                       HUNT COAL CORPORATION

                                       By:  /s/ James L. Parker
                                            James L. Parker, President


                                       LYDA HUNT-HERBERT TRUST -
                                       DOUGLAS H. HUNT

                                       By:  /s/ Walter P. Roach, Trustee
                                            Walter P. Roach, Trustee

                                       By:  /s/ Gage A. Prichard, Sr., Trustee
                                            Gage A. Prichard, Sr., Trustee


                                       LYDA HUNT-HERBERT TRUST -
                                       BARBARA A. HUNT

                                       By:  /s/ Walter P. Roach, Trustee
                                            Walter P. Roach, Trustee

                                       By:  /s/ Gage A. Prichard, Sr., Trustee
                                            Gage A. Prichard, Sr., Trustee


                                       LYDA HUNT-HERBERT TRUST -
                                       LYDA B. HUNT

                                       By:  /s/ Walter P. Roach, Trustee
                                            Walter P. Roach, Trustee

                                       By:  /s/ Gage A. Prichard, Sr., Trustee
                                            Gage A. Prichard, Sr., Trustee


                                       LYDA HUNT-HERBERT TRUST -
                                       DAVID S. HUNT

                                       By:  /s/ Walter P. Roach, Trustee
                                            Walter P. Roach, Trustee

                                       By:  /s/ Gage A. Prichard, Sr., Trustee
                                            Gage A. Prichard, Sr., Trustee

                                       LYDA HUNT-HERBERT TRUST -
                                       BRUCE W. HUNT

                                       By:  /s/ Walter P. Roach, Trustee
                                            Walter P. Roach, Trustee

                                       By:  /s/ Gage A. Prichard, Sr., Trustee
                                            Gage A. Prichard, Sr., Trustee


                                       LYDA HUNT-CAROLINE TRUST -
                                       JOHN BUNKER SANDS

                                       By:  /s/ Don W. Crisp, Trustee
                                            Don W. Crisp, Trustee

                                       By:  /s/ Caroline Rose Hunt, Trustee
                                            Caroline Rose Hunt, Trustee

                                       By:  /s/ Charles J. Tusa, Trustee
                                            Charles J. Tusa, Trustee


                                       LYDA HUNT-CAROLINE TRUST -
                                       DAVID KEITH SANDS

                                       By:  /s/ Don W. Crisp, Trustee
                                            Don W. Crisp, Trustee

                                       By:  /s/ Caroline Rose Hunt, Trustee
                                            Caroline Rose Hunt, Trustee

                                       By:  /s/ Charles J. Tusa, Trustee
                                            Charles J. Tusa, Trustee


                                       LYDA HUNT-CAROLINE TRUST -
                                       STEPHEN H. SANDS

                                       By:  /s/ Don W. Crisp, Trustee
                                            Don W. Crisp, Trustee

                                       By:  /s/ Caroline Rose Hunt, Trustee
                                            Caroline Rose Hunt, Trustee

                                       By:  /s/ Charles J. Tusa, Trustee
                                            Charles J. Tusa, Trustee

                                       LYDA HUNT-CAROLINE TRUST -
                                       LAURIE SANDS

                                       By:  /s/ Don W. Crisp, Trustee
                                            Don W. Crisp, Trustee

                                       By:  /s/ Caroline Rose Hunt, Trustee
                                            Caroline Rose Hunt, Trustee

                                       By:  /s/ Charles J. Tusa, Trustee
                                            Charles J. Tusa, Trustee


                                       LYDA HUNT-CAROLINE TRUST -
                                       PATRICK BRIAN SANDS

                                       By:  /s/ Don W. Crisp, Trustee
                                            Don W. Crisp, Trustee

                                       By:  /s/ Caroline Rose Hunt, Trustee
                                            Caroline Rose Hunt, Trustee

                                       By:  /s/ David K. Sands, Trustee
                                            David K. Sands, Trustee


                                       ROSEWOOD RESOURCES, INC.

                                       By:  /s/ Gary E. Conrad
                                            Gary E. Conrad, President


                                       LYDA HUNT-BUNKER TRUST -
                                       HOUSTON B. HUNT

                                       By:  /s/ F. C. Vickers, Trustee
                                            F. C. Vickers, Trustee

                                       By:
                                            ----------------------------
                                            C. H. Mercer, Trustee

                                       By:  /s/ Paul A. Hope, Trustee
                                            Paul H. Hope, Trustee

                                       LYDA HUNT-BUNKER TRUST -
                                       ELIZABETH B. HUNT

                                       By:  /s/ F. C. Vickers, Trustee
                                            F. C. Vickers, Trustee

                                       By:
                                            ----------------------------
                                            C. H. Mercer, Trustee

                                       By:  /s/ Paul A. Hope, Trustee
                                            Paul H. Hope, Trustee


                                       LYDA HUNT-BUNKER TRUST -
                                       ELLEN F. HUNT

                                       By:  /s/ F. C. Vickers, Trustee
                                            F. C. Vickers, Trustee

                                       By:
                                            ----------------------------
                                            C. H. Mercer, Trustee

                                       By:  /s/ Paul A. Hope, Trustee
                                            Paul H. Hope, Trustee


                                       NELSON BUNKER HUNT TRUST ESTATE

                                       By:  /s/ F. C. Vickers, Trustee
                                            F. C. Vickers, Trustee

                                       By:
                                            ----------------------------
                                            Samuel R. Miller, Advisory
                                            Board

                                       By:  /s/ Robert J. D'Agostino
                                            J. D'Agostino, Advisory
                                            Board


                                       LYDA HUNT-LAMAR TRUST -
                                       LAMAR HUNT

                                       By:  /s/ J.R. Holland, Jr.
                                            J. R. Holland, Jr., Trustee

                                       By:  /s/ Thomas J. Fowler
                                           Thomas J. Fowler, Trustee

                                       LYDA HUNT-LAMAR TRUST -
                                       LAMAR HUNT, JR.

                                       By:  /s/ J. R. Holland, Jr.
                                            J. R. Holland, Jr., Trustee

                                       By:  /s/ Thomas J. Fowler
                                            Thomas J. Fowler, Trustee



                                       LYDA HUNT-LAMAR TRUST -
                                       CLARK K. HUNT

                                       By:  /s/ J. R. Holland, Jr.
                                            J. R. Holland, Jr., Trustee

                                       By:  /s/ Thomas J. Fowler
                                            Thomas J. Fowler, Trustee



                                       LYDA HUNT-LAMAR TRUST -
                                       SHARON L. HUNT

                                       By:  /s/ J. R. Holland, Jr.
                                            J. R. Holland, Jr., Trustee

                                       By:  /s/ Thomas J. Fowler
                                            Thomas J. Fowler, Trustee



                                       LYDA HUNT-LAMAR TRUST -
                                       DANIEL L. HUNT

                                       By:  /s/ J. R. Holland, Jr.
                                            J. R. Holland, Jr., Trustee

                                       By:  /s/ Thomas J. Fowler
                                            Thomas J. Fowler, Trustee

                                       LAMAR HUNT TRUST ESTATE

                                       By:  /s/ J. R. Holland, Jr.
                                            J. R. Holland, Jr., Trustee

                                       By:  /s/ Wayne Henry
                                            Wayne Henry, Advisory Board

                                   Schedule I
                                   ----------


Lyda Hunt-Margaret Trust - Douglas H. Hunt
Lyda Hunt-Margaret Trust - Barbara A. Hunt
Lyda Hunt-Margaret Trust - Lyda B. Hunt
Lyda Hunt-Margaret Trust - David S. Hunt
Lyda Hunt-Margaret Trust - Bruce W. Hunt


Petro-Hunt Corporation


Lyda Hunt-Margaret Trust - Al G. Hill, Jr.
Lyda Hunt-Margaret Trust - Lyda Hill
Lyda Hunt-Margaret Trust - Alinda Hunt Hill


Hunt Coal Corporation

                                  Schedule II
                                  -----------


Lyda Hunt-Caroline Trust  -  John Bunker Sands
Lyda Hunt-Caroline Trust  -  David Keith Sands
Lyda Hunt-Caroline Trust  -  Stephen H. Sands
Lyda Hunt-Caroline Trust  -  Laurie Sands
Lyda Hunt-Caroline Trust  -  Patrick Brian Sands

Rosewood Resources, Inc.

Lyda Hunt-Bunker Trust    -  Houston B. Hunt
Lyda Hunt-Bunker Trust    -  Elizabeth B. Hunt
Lyda Hunt-Bunker Trust    -  Ellen F. Hunt

Nelson Bunker Hunt Trust Estate

Lyda Hunt-Lamar Trust     -  Lamar Hunt
Lyda Hunt-Lamar Trust     -  Lamar Hunt, Jr.
Lyda Hunt-Lamar Trust     -  Clark K. Hunt
Lyda Hunt-Lamar Trust     -  Sharon L. Hunt
Lyda Hunt-Lamar Trust     -  Daniel L. Hunt

Lamar Hunt Trust Estate